UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549 SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.                      )

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ADVANCED SERIES TRUST THE PRUDENTIAL SERIES FUND
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ADVANCED SERIES TRUST

THE PRUDENTIAL SERIES FUND

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

July 30, 2009

To the Contract Owners:

On March 4, 2009, at a regular meeting of the Board of Trustees of Advanced Series Trust (AST) and The Prudential Series Fund (PSF) (collectively, the Trusts, and each a Trust), the trustees approved new subadvisory agreements for the following portfolios of the Trusts (each, a Fund or a Portfolio, and together, the Funds or the Portfolios):

•  AST Neuberger Berman Mid-Cap Growth Portfolio

•  AST Neuberger Berman Small-Cap Growth Portfolio

•  AST Neuberger Berman/LSV Mid-Cap Value Portfolio

•  SP Mid Cap Growth Portfolio

Prudential Investments LLC (PI or the Manager) and, as applicable, AST Investment Services, Inc. (ASTI, and together with PI, as applicable, the Co-Managers) have entered into new subadvisory agreements with Neuberger Berman Management LLC (Neuberger Berman) subsequent to a change in ownership of Neuberger Berman that resulted in the automatic termination of the prior subadvisory agreements with Neuberger Berman. The fees and expenses paid by the Funds did not change under the new subadvisory agreements.

This information statement describes the circumstances surrounding the trustees' approval of each new subadvisory agreement and provides you with an overview of its terms. PI and, as applicable, ASTI, will continue as your Fund's investment manager. This information statement does not require any action by you. It is provided to inform you about the change in ownership of Neuberger Berman and the new subadvisory agreements.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE PRUDENTIAL SERIES FUND

ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

July 30, 2009

This information statement is being furnished in lieu of a proxy statement to contract owners investing in the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Small-Cap Growth Portfolio, the AST Neuberger Berman/LSV Mid-Cap Value Portfolio, and the SP Mid Cap Growth Portfolio pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC). The order permits the Portfolios’ investment manager to hire new subadvisers that are not affiliated with the investment manager and to make changes to certain existing subadvisory contracts with the approval of the Boards of Trustees, without obtaining contract owner approval.

The Trusts are management investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act). PSF is organized as a Delaware statutory trust. AST is organized as a Massachusetts business trust.

The Trusts’ trustees are collectively referred to herein as the “Board,” “Board Members,” or “Trustees.” The Prudential Series Fund and Advanced Series Trust’s principal executive office is 100 Mulberry Street, Newark, NJ 07102-4077.

The Portfolios are providing this information to contract owners investing in the Portfolios as of May 4, 2009. This information statement relates to the approval by the Boards of the new subadvisory agreements for the portfolios listed below:

•	AST Neuberger Berman Mid-Cap Growth Portfolio
•	AST Neuberger Berman Small-Cap Growth Portfolio
•	AST Neuberger Berman/LSV Mid-Cap Value Portfolio
•	SP Mid Cap Growth Portfolio

Neuberger Berman will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or about July 30, 2009.

Annual and Semi-Annual Reports

The Trusts' annual and semi-annual reports are sent to contract owners. Only one report is delivered to multiple contract owners sharing an address unless the Trusts receive contrary instructions from one or more of the contract owners. A copy of each Trust's most recent annual and semi-annual reports may be obtained without charge by writing the respective Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of the Funds is set forth in Exhibit C.

NEW SUBADVISORY AGREEMENTS

At a meeting of each Board held on March 4, 2009, the Trustees, including the Independent Trustees, unanimously approved (i) the recommendations by Prudential Investments LLC (PI) and ASTI to appoint Neuberger Berman as a subadviser with respect to the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Small-Cap Growth Portfolio, the AST Neuberger Berman/LSV Mid-Cap Value Portfolio and to approve new subadvisory agreements between PI and ASTI (as applicable) and Neuberger Berman; and (ii) the recommendation by PI to appoint Neuberger Berman as a subadviser with respect to the SP Mid-Cap Growth Portfolio and to approve a new subadvisory agreements between PI and Neuberger Berman. The new subadvisory agreements are hereafter collectively referred to as the Subadvisory Agreements. The Subadvisory Agreements are attached to this information statement as Exhibit A.

Each Board (hereby after, the Boards) considered that, Neuberger Berman, a subsidiary of Lehman Brothers Holdings, Inc., was placed for sale following the bankruptcy filing of Lehman Brothers earlier in 2008. The Board further considered that, a group of senior Neuberger Berman executives had received approval from the U.S. Bankruptcy Court to purchase Neuberger Berman, and that the purchase of Neuberger Berman was expected to be completed by the end of the second quarter of 2009 (the Transaction). The Transaction was completed on May 4, 2009, at which time Neuberger Berman began operating as an independent entity. The Board also considered that, although there were no changes in the Neuberger Berman portfolio management teams as a result of the Transaction, pursuant to the terms of each prior subadvisory agreement and in accordance with the provisions of the Investment Company Act of 1940 (the Investment Company Act), as amended, each Portfolio's prior subadvisory agreement with Neuberger Berman would be automatically terminated as a result of a change in control.

Neuberger Berman is located at 605 Third Avenue, New York, New York 10158.

Information on the management of Neuberger Berman and other funds managed by Neuberger Berman are set forth in Exhibit B.

Board Consideration of Subadvisory Agreements:

The Boards considered whether the approval of the Subadvisory Agreements with Neuberger Berman was in the best interests of each Fund and its contract owners. Before approving the Subadvisory Agreements, the Trustees reviewed performance, compliance and organization materials regarding Neuberger Berman and received presentations from the Manager. The Boards also received materials relating to the Subadvisory Agreements and had the opportunity to ask questions and request further information in connection with their consideration. In making the determination to retain Neuberger Berman as a subadviser, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services.  The Boards received and considered information regarding the nature, quality, and extent of services to be provided to each Fund by Neuberger Berman under the Subadvisory Agreements, namely, that Neuberger Berman would provide day-to-day portfolio management services and comply with all portfolio policies and applicable rules and regulations. The Boards also noted that the nature and extent of services provided to each Fund under the prior subadvisory agreement with Neuberger Berman were identical in all material respects to those to be provided by Neuberger Berman under the Subadvisory Agreements and generally similar to those provided by the other current subadvisers under their subadvisory agreements.

With respect to the quality of services, the Boards considered, among other things, the background and experience of Neuberger Berman’s portfolio management team, which was not affected by the Transaction. The Boards were also provided with information pertaining to Neuberger Berman’s anticipated organizational structure, senior management, investment operations, and other relevant information pertaining to Neuberger Berman and the Transaction. The Boards noted that it received a favorable compliance report from the Chief Compliance Officer (CCO) of the Trusts as to Neuberger Berman.

The Boards concluded that they were satisfied with the nature, extent and quality of the investment subadvisory services provided to each Fund by Neuberger Berman under the prior subadvisory agreement and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Neuberger Berman under the Subadvisory Agreements should equal the quality of similar services provided by Neuberger Berman under the prior subadvisory agreements.

Performance of Neuberger Berman.  The Boards noted that at their June 2008 meetings, they had reviewed the performance of each Portfolio in connection with their annual consideration of the renewal of each Portfolio’s subadvisory agreements. As part of that review, the Boards reviewed the performance of Neuberger Berman, as well as each Portfolio overall. The Boards also noted that they review performance of each Portfolio at their quarterly meetings and that performance would also be reviewed at their June 2009 meeting relating to annual consideration of the renewal of subadvisory agreements.

Investment Subadvisory Fee Rate.  The Boards also considered, among other things, that the subadvisory fee rates payable under the New Subadvisory Agreements are identical to the fee rates payable under the Current Subadvisory Agreements. The Boards noted that they had reviewed the subadvisory fee rates paid to Neuberger Berman at their June 2008 meetings in connection with the annual review of advisory agreements and determined that the fee rates were reasonable. The Boards also noted that they would review the subadvisory fee rates paid again at their June 2009 meeting.

Profitability .  In connection with their annual review of advisory agreements, which occurred at their June 2008 meetings, the Boards considered the profitability of the Manager and subadvisers affiliated with the Manager. The Boards concluded that the level of profitability of a subadviser not affiliated with the Manager may not be as significant as the Manager's profitability given the arm's length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates the subadvisers out of its management fee. The Boards will review profitability at their June 2009 meeting.

Economies of Scale.  In connection with their annual review of advisory agreements, the Boards considered economies of scale and breakpoints in the management fee rate. With respect to subadvisory agreements, however, the Boards noted that the Manager, not the Portfolios, pay the subadvisory fees to the subadvisers out of its management fees. The Boards will consider economies of scale at their June 2009 meeting.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser.  The Boards considered potential "fall-out" or ancillary benefits anticipated to be received by Neuberger Berman and its affiliates as a result of Neuberger Berman’s relationship with each Portfolio. The Boards concluded that any potential benefits to be derived by Neuberger Berman included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Terms of the New Subadvisory Agreements

Under each Subadvisory Agreement, Neuberger Berman is compensated by the Manager (and not the Portfolio) for the portion of assets it manages at the following annual rates:

Fund	Fee Rate
AST Neuberger Berman Mid-Cap Growth Portfolio*	0.40% of average daily net assets to $1 billion; 0.35% of average daily net assets over $1 billion
AST Neuberger Berman Small-Cap Growth Portfolio*	0.50% of average daily net assets to $100 million; 0.45% of average daily net assets over $100 million to $300 million; 0.40% of average daily net assets over $300 million
AST Neuberger Berman/LSV Mid-Cap Value Portfolio*	0.40% of average daily net assets to $1 billion; 0.35% of average daily net assets over $1 billion
SP Mid Cap Growth Portfolio*	0.40% of average daily net assets to $1 billion; 0.35% of average daily net assets over $1 billion

( For purposes of calculating the subadvisory fee payable to Neuberger Berman, the assets managed by Neuberger Berman in the SP Mid-Cap Growth Portfolio of PSF shall be aggregated with the assets managed by Neuberger Berman in the AST Neuberger Berman / LSV Mid-Cap Value Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, and any other portfolio subadvised by Neuberger Berman on behalf of Prudential Investments LLC and/or AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) pursuant to substantially the same investment strategy.

Each Subadvisory Agreement provides that, subject to the supervision of the Manager or Co-Managers and the Board of Trustees, Neuberger Berman is responsible for managing the investment operations of a portion of the assets of the applicable Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, Neuberger Berman will provide the Manager with all books required to be maintained by an investment subadviser and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Fund, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) each Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, (2) each Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Fund's management agreement with the Manager or Co-Managers, and (3) each Subadvisory Agreement may be terminated at any time by the respective subadviser or the Manager or Co-Managers on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

Each Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Neuberger Berman will not be liable for any act or omission in connection with its activities as subadviser to the Funds.

MANAGEMENT OF THE TRUSTS

The Manager and Co-Managers

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 serves as investment manager of PSF. PI and ASTI, One Corporate Drive, Shelton, Connecticut 06484, serve as AST's Co-Managers. PI and ASTI are both wholly owned subsidiaries of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 0712-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102-4077. As of December 31, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $79.1 billion.

PI serves as PSF's manager under a management agreement (the PSF Management Agreement) dated as of January 1, 2006, and renewed thereafter as required by the Investment Company Act. PI and ASTI, One Corporate Drive, Shelton, Connecticut 06484, serve as AST's managers under a management agreement (the AST Management Agreement) dated as of May 1, 2003, and renewed thereafter as required by the Investment Company Act.

The AST and PSF Management Agreements were last approved by the Trustees, including all of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on June 26, 2009. The contract owners of AST last approved the AST Management Agreement on April 3, 2003. The PSF Management Agreement is substantially similar to a management agreement dated September 7, 2000, as amended and restated April 3, 2002, and as amended and restated as of September 5, 2002 (the September Agreement), which was last approved by the Board of Trustees, including a majority of the Independent Trustees, on June 21, 2006. The September Agreement was last approved by contract owners of PSF on January 31, 2001.

Terms of the AST Management Agreement

Pursuant to the AST Management Agreement, the Co-Managers are subject to the supervision of the Trustees of AST and, in conformity with the stated policies of AST, the Co-Managers manage both the investment operations of AST and the composition of AST's investment portfolio, including the purchase, retention and disposition of portfolio securities. The Co-Managers are authorized to enter into subadvisory agreements for investment advisory services in connection with the management of AST. The Co-Managers will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Co-Managers review the performance of all subadvisers engaged for AST, and make recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, the Co-Managers are obligated to keep certain books and records of each AST Portfolio. The Co-Managers also administer AST's business affairs and, in connection therewith, furnish AST with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by AST's custodians, and Prudential Mutual Fund Services LLC (PMFS), AST's transfer and dividend disbursing agent (Transfer Agent). The management services of the Manager for AST are not exclusive under the terms of the AST Management Agreement, and the Co-Managers are free to, and do, render management services to others.

The Co-Managers have authorized any of their officers and employees who have been elected as Trustees or officers of the Trusts to serve in the capacities in which they have been elected. All services furnished by the Co-Managers under the AST Management Agreement may be furnished by any such officers or employees of the Co-Managers.

In connection with its management of the business affairs of AST, the Co-Managers bear the following expenses:

•   the salaries and expenses of all of its and AST's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Co-Managers or AST's subadvisers;

•   all expenses incurred by the Co-Managers or by AST in connection with managing the ordinary course of AST's business, other than those assumed by AST, as described below; and

• the fees payable to each subadviser pursuant to the subadvisory agreement between the Manager and each subadviser.

For its services, the AST Portfolios compensate the Co-Managers as follows:

Fund	Fee Rates	Fees Paid in 2008
AST Neuberger Berman Mid-Cap Growth Portfolio	0.90% of average daily net assets to $1 billion 0.85% of average daily net assets over $1 billion	$5,094,071
AST Neuberger Berman Small-Cap Growth Portfolio	0.95% of average daily net assets	$1,358,355
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	0.90% of average daily net assets to $1 billion 0.85% of average daily net assets over $1 billion	$5,922,190

Under the terms of the AST Management Agreement, AST is responsible for the payment of the following expenses:

• the fees payable to the Co-Managers;
• the fees and expenses of Trustees who are not affiliated persons of the Co-Managers or each Fund's subadvisers;

•   the fees and certain expenses of each Fund's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Co-Managers in connection with its obligations of maintaining required records of AST and of pricing AST's shares;

• the charges and expenses of AST's legal counsel and independent accountants;
• brokerage commissions and any issue or transfer taxes chargeable to AST in connection with its securities transactions;
• all taxes and corporate fees payable by AST to governmental agencies;
• the fees of any trade associations of which AST may be a member;
• the cost of share certificates representing shares of AST;
• the cost of fidelity and liability insurance;

•   the fees and expenses involved in registering and maintaining registration of AST and of its shares with the SEC and qualifying AST shares under state securities laws, including the preparation and printing of AST's registration statements and prospectuses for such purposes;

•   allocable communications expenses with respect to investor services and all expenses of contract owner and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to contract owners in the amount necessary for distribution to the contract owners; and

• litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of AST's business.

The AST Management Agreement provides that the Co-Managers will not be liable for any error of judgment or for any loss suffered by each Fund in connection with the matters to which the AST Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The AST Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The AST Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of AST, by vote of a majority of each Fund's outstanding voting securities (as defined in the Investment Company Act) or by the Co-Managers, upon not more than 60 days' nor less than 30 days' written notice to AST.

Terms of the PSF Management Agreement

Pursuant to the PSF Management Agreement, PI is subject to the supervision of PSF's Board and in conformity with the stated policies of PSF, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of each subadviser and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers PSF's corporate affairs and, in connection therewith, furnishes PSF with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by, the custodian and transfer agent. The management services of PI to PSF are not exclusive under the terms of the PSF Management Agreement and PI is free to, and does, render management services to others.

In connection with its management of the corporate affairs of PSF, PI bears the following expenses:

• the salaries and expenses of all of its and the PSF's personnel except the fees and expenses of Independent Trustees;

•   all expenses incurred by the Manager or PSF in connection with managing the ordinary course of each Fund's business, other than those assumed by each Fund as described below; and

•   the fees, costs and expenses payable to any investment subadviser(s) pursuant to a subadvisory agreement(s) between PI and such investment subadviser(s).

For its services, the PSF Portfolios compensate the Manager as follows:

Fund	Fee Rates	Fees Paid in 2008
SP Mid Cap Growth Portfolio	0.80% of average daily net assets	$815,525

Under the terms of the PSF Management Agreement, PSF is responsible for the payment of the following expenses:

•   the fees and expenses incurred by PSF in connection with the management of the investment and reinvestment of the PSF's assets payable to the Manager;

• the fees and expenses of Independent Trustees;

•   the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of PSF and of pricing PSF's shares;

• the charges and expenses of the Fund's legal counsel and independent auditors;

•   brokerage commissions and any issue or transfer taxes chargeable to PSF in connection with its securities (and futures, if applicable) transactions;

• all taxes and corporate fees payable by PSF to governmental agencies;
• the fees of any trade associations of which PSF may be a member;
• the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of PSF;
• the cost of fidelity, directors and officers and errors and omissions insurance;

•   the fees and expenses involved in registering and maintaining registration of PSF and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of PSF's registration statements and prospectuses for such purposes;

•   allocable communications expenses with respect to investor services and all expenses of contract owner's and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders;

•   litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the PSF's business and distribution and service (12b-1) fees.

The PSF Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by PSF in connection with the matters to which the PSF Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The PSF Management Agreement provides that it will terminate automatically, if assigned (as defined in the Investment Company Act), and that it may be terminated, without penalty by either PI or a Fund, by the Board or vote of a majority of the outstanding voting securities of PSF (as defined in the Investment Company Act) upon not more than 60 days nor less than 30 days written notice. The PSF Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

Information About PI and ASTI

PI and ASTI are both wholly-owned subsidiaries of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is 751 Broad Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

Directors and Officers of PI and ASTI

The principal occupations of the directors and principal executive officers of PI and ASTI are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Name Position	Principal Occupations
Judy A. Rice Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President

and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in- Charge, Director, President, Chief Executive Officer and Chief Operating Officer of

American Skandia Advisory Services, Inc.

Robert F. Gunia Executive Vice President and Chief Administrative Officer

Executive Vice President and Chief Administrative Officer of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999)

of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of the Asia Pacific Fund, Inc.

Kathryn L. Quirk Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General

Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Timothy J. Knierim Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Grace C. Torres Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Valerie M. Simpson Deputy Chief Compliance Officer	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance
Deborah A. Docs Vice President and Secretary

Vice President and Corporate Counsel January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly

Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Noreen M. Fiero Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Jonathan Shain Vice President and Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

John P. Schwartz Vice President and Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005)
Claudia DiGiacomo Vice President and Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1999-2004)

Andrew R. French Vice President and Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006)
Sadiq Peshimam Assistant Treasurer	Vice President (Since 2005) and Director (200-2005) within Prudential Mutual Fund Administration
Peter Parella Assistant Treasurer	Vice President (Since June 2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004)
Alan Fu Assistant Treasurer	Vice President – Tax, Prudential Financial, Inc.; Vice President – Tax, The Prudential Insurance Company of America (1999 to October 2003)

Custodian

PFPC Trust Company (PFPC), 103 Bellevue Parkway, Wilmington, Delaware 19809 serves as Custodian for the portfolio securities and cash of the AST Fund, covered by their information statement, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with AST. Subcustodians provide custodial services for any foreign assets held outside the United States.

The Bank of New York (BONY), One Wall Street, New York, New York 10286, and PFPC serve as custodians for PSF's portfolio securities and cash, and in that capacity, maintain certain financial accounting books and records pursuant to an agreement with PSF. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, a New Jersey limited liability company that is an indirect wholly owned subsidiary of Prudential Financial, Inc.,, serves as the Transfer and Shareholder Servicing Agent for both AST and PSF. PFPC, Inc. serves as Sub-Transfer and Shareholder Servicing Agent for both AST and PSF. PFPC, Inc. provides customary transfer agency services to each AST and PSF Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PFPC, Inc. receives a monthly fee for each AST Portfolio of $1,500 per portfolio and a $0.20 fee for certain accounts for anti-money laundering services and a $2.25 customer identification fee per certain new customers. Regarding PSF, the transfer agency fee paid by PSF to its transfer agent, Prudential Mutual Fund Services LLC (PMFS), is $125,000 annually, with PMFS responsible for paying PFPC for the transfer agency services provided by PFPC to each PSF portfolio as described above. PFPC, Inc. is reimbursed by AST and PSF for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs.

For the most recently completed fiscal year ended December 31, 2008, each Portfolio incurred the following fees for services provided by PMFS:

Portfolio	Amount Paid

AST Neuberger Berman Mid-Cap Growth	$

AST Neuberger Berman Small-Cap Growth	$

AST Neuberger Berman/LSV Mid-Cap Value	$
SP Mid Cap Growth	$

Distribution

AST

AST has no principal underwriter or distributor. AST sells its sells directly to insurance company separate accounts funds variable annuity and variable life insurance contracts.

PSF

Prudential Investment Management Services LLC (PIMS or the Distributor), a wholly-owned subsidiary of Prudential Financial, Inc., acts as the principal underwriter of PSF by distributing PSF shares on a continuous basis. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National

Association of Securities Dealers, Inc. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Brokerage

The Funds paid the following commissions to affiliated broker dealers for the fiscal year ended December 31, 2008 (unaudited):

Fund	Prudential Equity/Wachovia Securities LLC (or affiliates)
AST Neuberger Berman Mid-Cap Growth Portfolio	None

AST Neuberger Berman Small-Cap Growth Portfolio	None

AST Neuberger Berman/LSV Mid-Cap Value Portfolio	None

SP Mid Cap Growth Portfolio	None

 Information about Other Subadvisers and Subadvisory Agreements

Neuberger Berman co-subadvises the AST Neuberger Berman/LSV Mid-Cap Value Portfolio along with LSV Asset Management (LSV). The Board approved the subadvisory agreement with LSV without shareholder approval pursuant to the Manager of Managers Order, most recently on June 26, 2009. The current subadvisory agreement with LSV provides for compensation as follows:

Fund	Subadviser	Fee Rate	Fees paid as of fiscal year ended December 31, 2008
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	LSV	0.40% of average daily net assets to $250 million; 0.35% of average daily net assets over $250 million (effective on/about July21, 2008)	$453,392

 Shareholder Proposals

AST, as a Massachusetts business trust, and PSF, as a Delaware statutory trust, are not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or each Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs

Secretary

Dated: July 30, 2009

EXHIBIT A

[____________________TRUST]

SUBADVISORY AGREEMENT

Agreement made as of this _____ day of _____, 2009 between Prudential Investments LLC (PI), a New York limited liability company and [AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.), a Massachusetts business trust (the Trust)] and [The Prudential Series Fund, a Delaware statutory trust (the Fund)] (together, the Co-Managers), and Neuberger Berman Management LLC (Neuberger Berman or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with [Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust)] and [The Prudential Series Fund, a Delaware statutory trust (the Fund)] a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and AST act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust’s portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust , the By-laws of the Trust, and the Prospectus of the Trust provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Trust to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust’s securities.

(v) The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust’s assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a “manager-of-managers” style, the Co-Managers will, among other things, (i)  continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Trust’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust’s portfolio or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser’s services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will surrender promptly to the Trust any of such records upon the Trust’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(g) Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing securities of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust’s average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers’ receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary (for PI) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for AST); (2) to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 605 Third Avenue, New York, NY 10158, Attention: General Counsel.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:
Name:
Title:

AST INVESTMENT SERVICES, INC.

By:
Name:
Title:

NEUBERGER BERMAN MANAGEMENT LLC

By:

Name:

Title:

SCHEDULE A

ADVANCED SERIES TRUST

AST Neuberger Berman Mid-Cap Growth Portfolio

As compensation for services provided by Neuberger Berman Management LLC (Neuberger Berman), Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay Neuberger Berman an advisory fee on the net assets managed by Neuberger Berman that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
AST Neuberger Berman Mid-Cap Growth	0.40% of average daily net assets to $1 billion;

0.35% of average daily net assets over $1 billion?

Dated as of __________ __, 2009.

_________________________

? For purposes of calculating the subadvisory fee payable to Neuberger Berman, the assets managed by Neuberger Berman in the AST Neuberger Berman Mid-Cap Growth Portfolio of Advanced Series Trust shall be aggregated with the assets managed by Neuberger Berman in the AST Neuberger Berman / LSV Mid-Cap Value Portfolio of Advanced Series Trust, the SP Mid Cap Growth Portfolio of The Prudential Series Fund, and any other portfolio subadvised by Neuberger Berman on behalf of Prudential Investments LLC and/or AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) pursuant to substantially the same investment strategy.

SCHEDULE A

ADVANCED SERIES TRUST

AST Neuberger Berman Small-Cap Growth Portfolio

As compensation for services provided by Neuberger Berman Management LLC (Neuberger Berman), Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay Neuberger Berman an advisory fee on the net assets managed by Neuberger Berman that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee

AST Neuberger Berman Small-Cap Growth	0.50% of average daily net assets to $100 million;

0.45% of average daily net assets from $100 million to $300 million; and 0.40% of average daily net assets over $300 million

Dated as of __________ __, 2009.

SCHEDULE A

ADVANCED SERIES TRUST

AST Neuberger Berman / LSV Mid-Cap Value Portfolio

As compensation for services provided by Neuberger Berman Management LLC (Neuberger Berman), Prudential Investments LLC and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) will pay Neuberger Berman an advisory fee on the net assets managed by Neuberger Berman that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
AST Neuberger Berman / LSV Mid-Cap Value	0.40% of average daily net assets to $1 billion;

0.35% of average daily net assets over $1 billion?

Dated as of __________ __, 2009.

_________________________

? For purposes of calculating the subadvisory fee payable to Neuberger Berman, the assets managed by Neuberger Berman in the AST Neuberger Berman / LSV Mid-Cap Value Portfolio of Advanced Series Trust shall be aggregated with the assets managed by Neuberger Berman in the AST Neuberger Berman Mid-Cap Growth Portfolio of Advanced Series Trust, the SP Mid Cap Growth Portfolio of The Prudential Series Fund, and any other portfolio subadvised by Neuberger Berman on behalf of Prudential Investments LLC and/or AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) pursuant to substantially the same investment strategy.

SCHEDULE A

The Prudential Series Fund

As compensation for services provided by Neuberger Berman Management, LLC (Neuberger Berman), Prudential Investments LLC will pay Neuberger Berman a fee on the net assets managed by Neuberger Berman Management, LLC that is equal, on an annualized basis, to the following:

Fund Name	Advisory Fee

SP Mid Cap Growth	0.40% of average daily net assets to $1 billion;

0.35% of average daily net assets over $1 billion?

Dated as of __________ __, 2009.

_________________________

? For purposes of calculating the subadvisory fee payable to Neuberger Berman, the assets managed by Neuberger Berman in the SP Mid-Cap Growth Portfolio of The Prudential Series Fund shall be aggregated with the assets managed by Neuberger Berman in the AST Neuberger Berman / LSV Mid-Cap Value Portfolio of Advanced Series Trust, the AST Neuberger Berman Mid-Cap Growth Portfolio of Advanced Series Trust, and any other portfolio subadvised by Neuberger Berman on behalf of Prudential Investments LLC and/or AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) pursuant to substantially the same investment strategy.

EXHIBIT B

MANAGEMENT OF NEUBERGER BERMAN MANAGEMENT, LLC

Neuberger Berman Management LLC, is a subsidiary of Neuberger Berman Holdings LLC, an investment advisory company serving individuals, families, and taxable and non-taxable institutions with a broad range of investment products, services and strategies. Neuberger Berman and its investment advisory affiliates engage in wealth management services including private asset management, tax and financial planning, and personal and institutional trust services; mutual funds, institutional management and alternative investments. Neuberger Berman and its affiliates had approximately $165 billion in assets under management as of December 31, 2008 and continue an asset management history that began in 1939. Neuberger Berman is located at 605 Third Avenue, New York, NY 10158.

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers of Neuberger Berman.

Name	Address	Position with and Principal Occupation
Joseph V. Amato	605 Third Avenue New York, NY 10158	Director
Robert Conti	605 Third Avenue New York, NY 10158	President and Chief Executive Officer
Bradley C. Tank	190 South Lasalle St. Chicago, IL 60603	Managing Director, Chief Investment Officer (Fixed Income)
Andrew Provencher	605 Third Avenue New York, NY 10158	Managing Director, Head of Intermediary Distribution

COMPARABLE FUNDS FOR WHICH NEUBERGER BERMAN MANAGEMENT, LLC SERVES AS SUB-ADVISER

The following table lists certain information regarding funds to which Neuberger Berman provides investment advisory services, other than the Funds.

Funds	Assets as of 3/31/09 ($ million)	Sub-Advisory Fee Paid to Neuberger Berman
Mid-Cap Growth Subadvised 1	$101.8	0.45% in assets up to $250 million 0.425% on next $250 million 0.40% an assets over $500 million
Mid-Cap Growth Subadvised 2	$36.3	0.425% on first $500 million 0.40% an assets over $500 million
Mid-Cap Value Subadvised 1	$501.8	0.40% on first $1 billion 0.35% over $1 billion
Mid-Cap Value Subadvised 2	$53.2	0.43% on all assets
Mid-Cap Value Subadvised 3	$229.9	0.35% on first $1 billion 0.30% on assets over $1 billion
Mid-Cap Value Subadvised 4	$4.0	0.35% on assets up to $500 million 0.30% on next $500 million 0.25% on assets over $1 billion
Small Cap Growth Subadvised 1	$28.7	0.55% on first $150 million 0.50% on next $150 million 0.40% on assets over $300 million
Small Cap Growth Subadvised 2	$20.8	0.55% on first $300 million 0.40% on assets over $300 million
Small Cap Growth Subadvised 3	$47.6	0.60% on first $150 million 0.55% on next $150 million 0.40% on assets over $300 million

EXHIBIT C

SHAREHOLDER INFORMATION

As of May 4, 2009, the Trustees and officers of each Trust, as a group, owned less than 1% of the outstanding shares of any of the Portfolios.

As of May 4, 2009, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of each Portfolio were as follows:

AST Neuberger Berman Mid-Cap Growth Portfolios

Name and Address	Shares Owned	Percentage of Shares Owned
Skandia Annuity Attn: Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102	16,093,970.885	66.0656
Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	2,976,986.362	12.2205
Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio Gateway Center Three 100 Mulberry St. Newark, NJ 07102	2,053,057.142	8.4278

As of May 4, 2009, AST Neuberger Berman Mid-Cap Growth Portfolio had 23,358,029.341 shares outstanding.

AST Neuberger Berman Small-Cap Growth Portfolio

Name and Address	Shares Owned	Percentage of Shares Owned
Skandia Annuity Attn: Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102	12,036,235.635	92.4635
Plaz Annuity Attn: Separate Accounts 7th Floor	701,732.068	5.3908

As of May 4, 2009, AST Neuberger Berman Small-Cap Growth Portfolio had 13,017,277.739 shares outstanding.

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

Name and Address	Shares Owned	Percentage of Shares Owned
Skandia Annuity Attn: Separate Accounts 7th Floor 213 Washington St. Newark, NJ 07102	33,065,323.933	95.2059

As of May 4, 2009, AST Neuberger Berman/LSV Mid-Cap Value Portfolio had 34,370,318.152 shares outstanding.

Name and Address	Share Class	Shares Owned	Percentage of Shares Owned
Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	A	1,911,175	5.55
Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	C	586,657	14.34
CitiGroup Global Markets Inc. Attn: Peter Booth 333 West 34th St. 7th Floor New York, NY 10001	C	273,772	6.69
Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	R	204,857	22.69
PIMS/Prudential Retirement As Nominee For the TTEE Cust PI 006 Prudential Smartsolution IRA 200 Wood Avenue South Iselin, NJ 08830	R	157,887	17.49
JP Morgan Chase Bank TTEE ADP/Access 401k Program 4 New York Plaza New York, NY 10004	R	61,842	6.85
PIMS/Prudential Retirement As Nominee for the TTEE/Cust Prudential Employee Savings 30 Scranton Office Park Scranton, PA 18507	Z	4,372,221	33.20
Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	Z	3,042,542	23.11
Prudential Investment FBO Mutual Fund Clients Attn: PruChoice Unit 100 Mulberry St. Newark, NJ 07102	Z	964,026	7.32
Wachovia Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288	Z	746,154	5.67

As of May 4, 2009, SP Mid-Cap Growth Portfolio had 56,584,314.935 shares outstanding.